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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                           -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 1998

                                 DAN RIVER INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13421



               GEORGIA                                   58-1854637
        (State or other Jurisdiction of                  (I.R.S. Employer
        Incorporation or organization)                   Identification No.)

        2291 Memorial Drive                              24541
        Danville, Virginia                              (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 799-7000

















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Item 2. Acquisition or Disposition of Assets

         On October 14, 1998, DR Acquisition Corp., a Delaware corporation ("DRAC"), and a wholly-owned subsidiary of Dan River Inc., a Georgia corporation ("Dan River"), was merged (the "Merger") with and into The Bibb Company, a Delaware corporation ("Bibb"). Bibb was the surviving corporation in the Merger and is now a wholly-owned subsidiary of Dan River. Bibb is a manufacturer and marketer of (i) consumer textile products for the home, primarily sheets and other bedding products; (ii) textile products for the hospitality and healthcare industries; and (iii) specialty engineered textile products used in making high-pressure hoses and other industrial products. Bibb operates manufacturing facilities in Georgia, South Carolina and Virginia and has principal marketing and sales offices located in New York and Atlanta. Dan River presently expects to continue operating these businesses.

         The terms of the Merger are summarized in the Joint Proxy Statement dated August 19, 1998, as supplemented by a Supplement to Joint Proxy Statement dated September 23, 1998 (together, the "Proxy Statement"). The Joint Proxy Statement and the Supplement to Joint Proxy Statement are Exhibits 20.1 and 20.2 hereto. The Merger was consummated in accordance with the Agreement and Plan of Merger dated June 28, 1998, as amended on August 14, 1998 and on September 23, 1998 (the "Merger Agreement"), among Dan River, DRAC and Bibb. The text of the Merger Agreement is included in the Proxy Statement. The Proxy Statement was included in Dan River's Registration Statement on Form S-4 (File No. 333-58855) filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, and the Merger Agreement was filed in exhibits thereto.

         Pursuant to the Merger, Dan River acquired all of the outstanding capital stock of Bibb. The description of the Merger in the Proxy Statement (which has been previously reported as defined under Rule 12b-2 under the Securities Exchange Act of 1934) includes the nature and the amount of consideration given, the principle followed in determining the amount of such consideration, the identity of the persons from whom the capital stock was acquired, and the nature of any material relationships between such persons and Dan River or any of its affiliates, any director or officer of Dan River, or any associate of any such director or officer. Immediately prior to the Merger, there were 10,061,576 outstanding shares of common stock, par value $.01, of Bibb ("Bibb Common Stock") held by approximately 15 record holders.

         Upon consummation of the Merger, each share of Bibb Common Stock was converted into the right to receive (i) 0.84615 shares of Dan River Class A Common Stock, par value $.01 per share ("Dan River Class A Common Stock"), (ii) $16.50 in cash, without interest, or (iii) a combination of shares of Dan River Class A Common Stock and cash, depending upon the election (or non-election) of the holder of such share. Approximately 50% of the shares of Bibb Common Stock outstanding prior to the Merger were converted into the right to receive cash in the Merger, and approximately 50% of such shares were converted into the right to receive Dan River Class A Common Stock. Dan River paid approximately $83 million in cash and will issue approximately 4,257,000 shares of Dan River Class A Common Stock in consideration for all of the outstanding Bibb Common Stock. In addition to the consideration described above, Dan River assumed or refinanced approximately $95 million of Bibb's debt. (See the Joint Proxy Statement for a more detailed discussion of consideration paid and expenses incurred or to be incurred in connection with the Merger.)


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         In order to finance the cash portion of the merger consideration and repay approximately $37 million in borrowings outstanding under Dan River's previous line of credit, Dan River entered into a new credit agreement dated as of October 14, 1998 with First Union National Bank acting as Administrative Agent (the "Credit Agreement"). The Credit Agreement has a five year term, is secured by Dan River's and its subsidiaries' inventories and accounts receivable, and provides for a $275 million line of credit, consisting of a $125 million amortizing term loan and a $150 million revolving line of credit. As of October 22, 1998, Dan River had borrowed $209 million under the Credit Agreement and had $66 million available for borrowing.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)            Financial Statements of Business Acquired.

                           The following audited financial statements of The Bibb Company, together with a manually signed independent auditors report thereon and the notes thereto, are included in Exhibit 99.2 and are incorporated into this Item 7 by this reference:

                           (i)      Report of Independent Public Accountants;

                           (ii) Balance Sheets as of January 3, 1998 and December 28, 1996;

                           (iii) Statements of Operations for the year ended January 3, 1998; for the three months ended December 28, 1996; for the nine months ended September 28, 1996; and for the year ended December 30, 1995;

                           (iv) Statements of Changes in Stockholders' Equity (Deficit) for the year ended January 3, 1998; for the three months ended December 28, 1996; for the nine months ended September 28, 1996; and for the year ended December 30, 1995;

                           (v) Statements of Cash Flows for the year ended January 3, 1998; for the three months ended December 28, 1996; for the nine months ended September 28, 1996; and for the year ended December 30, 1995; and

                           (vi)     Notes to Financial Statements.

                           The following unaudited interim financial statements of The Bibb Company and the notes thereto are included in Exhibit 99.3 and are incorporated into this Item 7 by this reference:

                           (i) Condensed Balance Sheets as of July 4, 1998 and January 3, 1998;

                           (ii) Condensed Statements of Operations for the three and six months ended July 4, 1998 and June 28, 1997;

                           (iii)    Condensed Statement of Changes in
                                    Stockholders' Equity for the six months
                                    ended July 4, 1998;


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                           (iv)     Condensed Statement of Cash Flows for the
                                    six months ended July 4, 1998 and June 28,
                                    1997; and

                           (v)      Notes to Condensed Financial Statements.

                      (b)  Pro Forma Financial Information.

                           The following unaudited pro forma combined financial information of Dan River is included in Exhibit 99.4 and is incorporated into this Item 7 by this reference:

                           (i) Unaudited Pro Forma Combined Balance Sheet as of July 4, 1998;

                           (ii) Notes to Unaudited Pro Forma Combined Balance Sheet;

                           (iii) Unaudited Pro Forma Combined Statement of Income (Pre-Merger) for the year ended January 3, 1998;

                           (iv) Unaudited Pro Forma Combined Statement of Income (Merger) for the year ended January 3, 1998; and

                           (v) Unaudited Pro Forma Combined Statement of Income for the six months ended July 4, 1998.

                      (c)  Exhibits.

Exhibit No.


            2.1 Agreement and Plan of Merger, dated as of June 28, 1998, as amended August 14, 1998, by and between Dan River Inc. and The Bibb Company (incorporated by reference to Annex A to the Joint Proxy Statement of Dan River and Bibb included in Dan River's Registration Statement on Form S-4 (File No. 333-58855)). Disclosure letters and exhibits referenced in the Agreement and Plan of Merger are hereby incorporated by reference. Such disclosure letters and exhibits have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

            2.2 Second Amendment to Agreement and Plan of Merger, dated as of September 23, 1998, among Dan River Inc., DR Acquisition Corp. and The Bibb Company (incorporated by reference to Annex S-A to the Supplement to Joint Proxy Statement of Dan River and Bibb included in Post-Effective Amendment No. 1 to Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

            20.1 Joint Proxy Statement of Dan River and Bibb dated August 19, 1998 (incorporated by reference to pages 1 through 63 of Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

            20.2 Supplement to Joint Proxy Statement (incorporated by reference to pages S-1 through S-6 of Post-Effective Amendment No. 1 to Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

            99.1  Press Release, dated October 14, 1998, issued by Dan River
Inc.

            99.2 Audited Financial Statements of The Bibb Company, as described in Item 7(a) of this Form 8-K.

            99.3 Unaudited Financial Statements of The Bibb Company, as described in Item 7(a) of this Form 8-K.

            99.4 Unaudited Pro Forma Combined Financial Information of Dan River, as described in Item 7(b) of this Form 8-K.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DAN RIVER INC. (Registrant)



Date:  October 27, 1998                         /S/ Harry L. Goodrich
                                                Harry L. Goodrich
                                                Vice President


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                                 EXHIBIT INDEX


Exhibit No.               Description of Exhibit                                                        Page No.
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

2.1                       Agreement and Plan of Merger, dated as of June 28,
                          1998, as amended August 14, 1998, by and between Dan
                          River Inc. and The Bibb Company (incorporated by reference to Annex A to the Joint Proxy Statement of Dan River and Bibb included in Dan River's
                          Registration Statement on Form S-4 (File No.
                          333-58855)). Disclosure letters and exhibits referenced in the Agreement and Plan of Merger are hereby incorporated by reference. Such disclosure letters and exhibits have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

2.2 Second Amendment to Agreement and Plan of Merger, dated as of September 23, 1998, among Dan River Inc.,
                          DR Acquisition Corp. and The Bibb Company
                          (incorporated by reference to Annex S-A to the Supplement to Joint Proxy Statement of Dan River and
                          Bibb included in Post-Effective Amendment No. 1 to Dan
                          River's Registration Statement On Form S-4 (File No.
                          333-58855)).

20.1                      Joint Proxy Statement of Dan River and Bibb dated
                          August 19, 1998 (incorporated by reference to pages 1 through 63 to Dan River's Registration Statement on
                          Form S-4 (File No. 333-58855)).

20.2 Supplement to Joint Proxy Statement (incorporated by reference to pages S-1 through S-6 of Post-Effective
                          Amendment No. 1 to Dan River's Registration Statement on Form S-4 (File No. 333-58855)).

99.1                      Press Release, dated October 14, 1998, issued by Dan
                          River Inc.

99.2                      Audited Financial Statements and Schedule of The Bibb
                          Company, as described in Item 7(a) of this Form 8-K.

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

99.3 Unaudited Financial Statements of The Bibb Company, as described in Item 7(a) of this Form 8-K.

99.4                     Unaudited Pro Forma Combined Financial Information of
                         Dan River, as described in Item 7(b) of this Form 8-K.



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